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                                                                    EXHIBIT 99.1

               STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                        REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

I, Jack L. Stahl, the principal executive officer of Revlon, Inc., state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Revlon, Inc., and, except as corrected or supplemented in a subsequent covered report:

               o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

               o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's Audit Committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

               o Revlon, Inc.'s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on February 25, 2002;

               o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Revlon, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

               o     any amendments to any of the foregoing.

/s/ Jack L. Stahl
-----------------
Jack L. Stahl
President and Chief Executive Officer of Revlon, Inc.
August 14, 2002
                                                        Subscribed and
                                                        sworn to before me
                                                        this 14th day of
                                                        August 2002.

                                                        /s/ Annamarie DellaFave
                                                        -----------------------
                                                        Notary Public

                                                        My Commission Expires:

                                                        August 25, 2002


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